Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350
I, Edwin Roks, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:
1.the Quarterly Report on Form 10-Q of Teledyne Technologies Incorporated (the “Corporation”) for the quarter ended March 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/Edwin Roks
Edwin Roks
Chief Executive Officer
April 26, 2024